                                                                    EXHIBIT 10.9
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
OBLIGOR        NOTE      COMMIT.                                                      SERVICE
 NAME          NO.         NO.     OFFICER     MATURITY     DISCOUNT       RATE        UNIT      COLL.   TYPE
-------        ----      -------   -------     --------     --------       ----       -------    -----   ----
                                   659         10/11/98                    [X] 360    4116
                                                                           [ ] 365
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FAF, Inc.  Nashville, Tenn. August 11 1998 $8,022,000.00
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I, or we, jointly and severally promise to pay to the order of and at SunTrust
Bank, Nashville, N.A., (hereinafter called "Bank") the sum of Eight Million
Twenty Two Thousand and no cents************************
---------------------------------------------------------------------- DOLLARS
including an origination fee of $ -----------------------
for value received, together with interest on the unpaid balance at the interest rate set forth and in the following manner:

[ ] One single installment due         days after the date hereof.
                              ---------

[ ] One single installment due         days after the date hereof, with no
                              ---------
    interest until after maturity (Note Discounted).

[ ] On demand with interest payable
                                   ------------------------------------------

[ ] In      installments of $       principal plus interest, and a final
      ------                 -------
    installment of the remaining unpaid principal plus any unpaid

    accrued interest, beginning on the     day of       , 19   and on the
                                      -----      -------    --
    same day of each [ ] month   [ ] quarter [ ]         thereafter.
                                                 -------
[ ] In     installments of $       each and a final installment of the remaining
      -----                 -------
    unpaid principal plus any unpaid accrued interest, beginning on the    day
                                                                       ----
    of           , 19   and on the same day of each [ ] month  [ ] quarter
      -----------    --
    [ ]          thereafter.
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[X] In accordance with the following schedule Revolving line of credit --
                                              --------------------------------
    Interest only due for the first 60 days then the outstanding balance will
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    amortize over 60 equal monthly principal payments plus interest.
    --------------------------------------------------------------------------

    --------------------------------------------------------------------------
    Interest to be calculated as follows: [ ] At   % per annum [ ] By separate
                                                ---
    agreement [X] At the LIBOR rate plus 100 bps % per annum from date until
                                         --------
    payment is due. Rate changes are effective as follows: As SunTrust 30 day
                                                           -------------------
    LIBOR rate changes
    ------------------

    If we do not make payments on the scheduled dates, we understand that our final payment will be increased or decreased as appropriate.

    The maker has this day pledged with the said Bank the following securities or other property, via: Trucks (trailers) as listed on Exhibit A
                            --------------------------------------------------

    --------------------------------------------------------------------------

    --------------------------------------------------------------------------

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    THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE U.S. AND OF TENNESSEE,
    EXCEPT WHEN ANOTHER STATE IS INDICATED HERE:
                                                ------------------

    SUBJECT TO THE ADDITIONAL PROVISIONS SET FORTH ON THE REVERSE SIDE HEREOF, THE SAME BEING INCORPORATED HEREIN BY REFERENCE.

    FAF, Inc.                         X /s/ Edward W. Cook
    -----------------------------     -------------------------------  OFF INIT.
                                        Edward W. Cook                   [ ]
    -----------------------------     -------------------------------
                                        Senior Vice President & CEO
    -----------------------------     -------------------------------
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DEFINITIONS: "Maker" means all makers, co-makers, and other parties signing on the face of this note; as used herein, the term "base rate" is that rate established from time to time and announced by SunTrust Bank, Nashville, N.A.
as its "base rate," such rate being an interest rate used as an index for establishing interest rates on loans; and "Collateral" means the pledged property, including securities, listed on the face hereof, any additional collateral for which provision is made herein and proceeds of such.

PREPAYMENT REBATE: In those cases were the Note has been discounted and the entire balance is paid before maturity, a pro rata rebate credit will be given for the unearned portion of the interest.

LATE FEE: If a payment is late by as much as 15 days, a late fee of 5% may be charged.

DEFAULT: In the event that (1) additional Collateral is not provided upon demand as required below, (2) any payment is not made when due, (3) Maker defaults in the performance of any other note or obligation, whether to Bank or otherwise, unless prohibited by law or Federal regulations, or Bank deems itself insecure, Bank may accelerate the maturity of this note with or without notice. In the event payment is not made to Bank when due, either by the original terms or after acceleration, Bank may sell any collateral in accordance with the provisions of the Uniform Commercial Code and ten days' notice of such sale shall be deemed reasonable.

COLLATERAL: Bank's security interest in the Collateral shall extend to the proceeds thereof, and any dividends, stock dividends, or any payment or distribution of any kind which may become due to Maker because of Maker's ownership of any Collateral. Bank shall have the right to require that Maker or any third party, including the issuer for any security, send or deliver such payments, distributions or dividends to Bank, which is hereby granted power-of-attorney to take any action, including executing for Maker and filing a financing statement, to perfect or enforce Bank's security interest. Said security interest shall secure all amounts which become due under the terms of this note and, (1) the Collateral shall also secure all other loans with Bank made to Maker, and all sums which Maker may now, or hereafter, owe Bank either individually or jointly or severally with other parties, directly or contingently, or whether as principal, surety, guarantor, or otherwise. And,
(2) this note shall be secured by any other security-interest granted Bank by Maker. However, Collateral securing other loans with Bank will not secure this loan unless Bank makes such disclosures and gives such notices as are required by any applicable provision of Regulation "Z" of the Board of Governors of the Federal Reserve System. In the event that any Collateral depreciates in value, Maker shall provide such additional Collateral as is satisfactory to Bank. Bank shall not be under any obligation to take any legal action for collection, protection, or preservation of any of said Collateral, except after written demand by Maker, and after Maker's adequate assurance to Bank of full indemnity against all costs and expenses, including counsel fees attendant thereto. Bank shall have the unqualified right to apply any interest, dividends, proceeds of the sale of Collateral or other payments herein assigned to Bank to any indebtedness secured hereby. Bank may, at its option, deliver to Maker any or all of said Collateral, with or without the substitution of any other Collateral. In all such cases, the Collateral so delivered to the Maker shall be deemed to be held in trust for the Bank by the Maker. Bank shall have the right to rehypothecate the Collateral.

MISCELLANEOUS: Upon renewal or extension of this note the interest rate may be renegotiated. Unless otherwise agreed in writing, after maturity, interest shall be paid at the highest contract rate permissible under applicable law. At Bank's option interest may be computed on the basis of a 360-day year. If this note is not paid as agreed, Maker agrees to pay all costs of collection, including a reasonable attorney's fee. All parties hereto, including endorsers, waive presentment, demand, notice and protest, and agree that Bank may grant such extension, or renewals, as it deems advisable. Any indebtedness due from Bank to Maker is hereby assigned to Bank as additional security and may be appropriated and applied hereon at any time either before or after the maturity hereof.